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                                April 29, 1998




Acacia National Life Insurance Company
Acacia National Variable Annuity Separate Account II
7315 Wisconsin Avenue
Bethesda, Maryland 2-814

        RE:    ACACIA NATIONAL LIFE INSURANCE COMPANY
               ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT ON FORM N-4 (FILE NOS. 811-07627 AND 333-03963)

Ladies and Gentlemen:

        We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus and Statement of Additional Information of Acacia National Variable Annuity Separate Account II, a separate account of Acacia National Life Insurance Company, contained in Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File Nos. 811-07627 and 333-03963) filed by Acacia National Life Insurance Company and Acacia National Variable Annuity Separate Account II with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.


                        Very truly yours,


                        /s/ Jorden Burt Boros Cicchetti Berenson & Johnson LLP Jorden Burt Boros Cicchetti Berenson & Johnson LLP